UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
⌧	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AMPIO PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
⌧	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

D88926-P73159

! ! !

For

All

Withhold

All

For All

Except

For Against Abstain

! ! !

! ! !

To withhold authority to vote for any individual

nominee(s), mark "For All Except" and write the

number(s) of the nominee(s) on the line below.

AMPIO PHARMACEUTICALS, INC.

373 INVERNESS PARKWAY, SUITE 200

ENGLEWOOD, CO 80112

The Board of Directors recommends you vote FOR

the following:

The Board of Directors recommends you vote FOR proposals 2 and 3.

AMPIO PHARMACEUTICALS, INC.

1. To elect four directors, to serve until the next

Annual Meeting of Stockholders or until their respective

successors are duly elected or qualified.

2. To ratify the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

01) Michael A. Martino

02) David R. Stevens, Ph.D.

03) J. Kevin Buchi

04) Elizabeth Varki Jobes

Nominees:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

3. To approve an amendment to the Ampio Pharmaceuticals certificate of incorporation to effect a reverse stock split of the Company's shares of common stock at a ratio not less than 5-to-1 and not greater than 15-to-1, with the exact ratio to be set within that range at the discretion of our Board of

Directors before August 10, 2023 without further approval or authorization of our stockholders.

Note: To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

SCAN TO

VIEW MATERIALS & VOTE w

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/AMPE2022

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until

11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,

51 Mercedes Way, Edgewood, NY 11717.

D88927-P73159

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

Continued and to be signed on reverse side

AMPIO PHARMACEUTICALS, INC.

Annual Meeting of Stockholders

August 10, 2022 11:00 AM MT

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Daniel G. Stokely and Michael A. Martino, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Ampio Pharmaceuticals, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM MT on

August 10, 2022, in a virtual format only via live webcast at www.virtualshareholdermeeting.com/AMPE2022, and any adjournment(s) or postponement(s) thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The proxyholders are authorized to vote in their discretion with respect to other matters which may come before the meeting.s